UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2011
Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation )	File Number)	Identification No.)

500 W. Illinois, Suite 100
Midland, Texas		79701
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (432) 620-5500
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Performance-Based Stock Awards
     On March 10, 2011, the Compensation Committee of the Board of Directors of Basic Energy Services, Inc. (“Basic”) approved grants of performance-based stock awards to each of Basic’s executive officers, including Basic’s named executive officers. Pursuant to the grant agreements, the performance-based awards consist of shares to be earned (the “TSR Shares”) based upon Basic’s total shareholder return (“TSR”) relative to the TSR of a peer group of energy services companies measured over the Performance Period (defined as the one-year calculation period starting on the 20th NYSE trading day prior to and including the last NYSE trading day of 2010 and ending on the last NYSE trading day of 2011), with Basic’s ranking in TSR performance being compared to the ranking in TSR performance of the members of the PB Peer Group (as defined below). The companies in the PB Peer Group will be ranked from best performing to worst performing with regard to each company’s respective TSR performance, with the PB Peer Group company ranked 1st being the company with the highest TSR when compared to the other PB Peer Group companies and the PB Peer Group company ranked 13th being the company with the lowest TSR when compared to the other PB Peer Group companies, with rankings 2 through 12 being determined in descending order based upon the corresponding descent in TSR performance for companies in the PB Peer Group from 2nd highest to 12th highest. The shares awarded pursuant to the performance-based awards comprise one third of the total long-term incentive compensation for each of Basic’s executive officers, including Basic’s named executive officers. The remaining two thirds of the total long-term incentive compensation will be awarded at the discretion of Basic’s Board of Directors based on the recommendation of management.
     The target number of TSR Shares and maximum number of TSR Shares that may be earned by each executive officer pursuant to the grant agreement is set forth below:

	Target Number of	Maximum Number of TSR Shares
Executive Officer	TSR Shares	(150% of Target Amount)
Kenneth V. Huseman President, Chief Executive Officer and Director	42,476	63,714

Alan Krenek Senior Vice President, Chief Financial Officer, Treasurer and Secretary	14,159	21,238

T.M. “Roe” Patterson Senior Vice President — Rig and Truck Operations	11,175	16,763

James F. Newman Group Vice President — Completion and Remedial Services	8,596	12,894

James E. Tyner Vice President — Human Resources	6,826	10,240

Douglas B. Rogers Vice President — Marketing	5,583	8,374

Stephen J. McCoy Vice President — Contract Drilling	4,806	7,209
     The grantee will earn shares as follows: (A) the percentage set forth below of the target share amounts set forth above if Basic’s TSR is equal to the TSR of the ranked member of the PB Peer Group set forth below, (B) 150% of

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the target share amounts set forth above based on Basic’s TSR being greater than the TSR of the 1st-ranked member of the PB Peer Group and (C) 0% of the target share amounts set forth above based on Basic’s TSR being less than the TSR of the 13th-ranked member of the PB Peer Group:

PB Peer Group Company	Percentage of TSR
Rank Based on TSR	Target Shares Earned
Performance	by Grantee
1st	150.0%
2nd	141.7%
3rd	133.3%
4th	125.0%
5th	116.7%
6th	108.3%
7th	100.0%
8th	83.3%
9th	66.7%
10th	50.0%
11th	33.3%
12th	16.7%
13th	0.0%
provided that if Basic’s TSR is greater than the TSR of one PB Peer Group company and less than the TSR of the next highest ranked PB Peer Group company, the exact percentage of shares earned by the grantee will be determined by proportional interpolation between the percentages assigned to such PB Peer Group companies set forth above. Notwithstanding the foregoing, if Basic’s TSR exceeds that of both Key Energy Services, Inc. and Complete Production Services, Inc., the grantee will earn the higher of (x) 100% of the target share amounts set forth above or (y) the percentage derived from the paragraph above.
     “PB Peer Group” means each of the following companies: (1) Bronco Drilling Company, Inc.; (2) Complete Production Services, Inc.; (3) Hercules Offshore, Inc.; (4) Key Energy Services, Inc.; (5) Natural Gas Services Group, Inc.; (6) Oil States International, Inc.; (7) Patterson-UTI Energy, Inc.; (8) Pioneer Drilling Co.; (9) Superior Energy Services, Inc.; (10) Team, Inc.; (11) Tesco Corp.; (12) Tetra Technologies, Inc. and (13) Union Drilling, Inc.; provided that the Compensation Committee in its sole discretion can determine to continue to include in or exclude from the peer group any of the above companies based on the occurrence of certain circumstances set forth in the grant agreements, but in no event may substitute any other company in such excluded company’s place as part of the PB Peer Group.
     Once earned, the shares of restricted stock will vest in one-third increments on March 15, 2013, 2014 and 2015 (subject to accelerated vesting in certain circumstances as described below). All unvested shares of restricted stock will be forfeited by the grantee (a) if the grantee’s employment with Basic is terminated by Basic for “Cause” before the restricted stock is vested or (b) if the grantee terminates his employment with Basic before the restricted stock is vested for any reason other than (i) “Good Reason” or (ii) the death or “Disability” of the grantee, as such terms are defined in the grant agreement. The grantee will vest in all rights to the restricted stock on the earliest of (i) the dates set forth above; (ii) termination by Basic without Cause; (iii) the death or Disability of the grantee or (iv) Termination for Good Reason.

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     The foregoing description in this Item 5.02 is qualified in its entirety by reference to the full text of the form of Performance-Based Award Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
2010 Long-Term Incentive Awards
     On March 10, 2011, Basic’s Board of Directors, after discussion with a compensation consultant and based on the recommendation of the Compensation Committee, approved grants of restricted stock to executive officers under Basic’s long-term incentive plan based on the executive officer’s personal performance as well as consideration of company performance for 2010 based on criteria previously established by the Compensation Committee for consideration in connection with annual equity awards. The terms of the award agreements are materially consistent with the terms of a previously disclosed plan of performance-based and discretionary awards planned for 2010, except that the shares granted will vest ratably over a three-year period instead of the four-year period for shares previously granted under the plan. The number of shares issuable to each of the executive officers under these award agreements is set forth below:

Executive Officer	Shares of Restricted Stock
Kenneth V. Huseman President, Chief Executive Officer and Director	94,302

Alan Krenek Senior Vice President, Chief Financial Officer, Treasurer and Secretary	34,292

T.M. “Roe” Patterson Senior Vice President — Rig and Truck Operations	27,136

James F. Newman Group Vice President — Completion and Remedial Services	20,253

James E. Tyner Vice President — Human Resources	14,116

Douglas B. Rogers Vice President — Marketing	11,431

Stephen J. McCoy Vice President — Contract Drilling	3,474
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

10.1	Form of Performance-Based Award Agreement (effective March 2011).

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.
Date: March 16, 2011	By:	/s/ Alan Krenek
		Name:	Alan Krenek
		Title:	Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Performance-Based Award Agreement (effective March 2011).